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                                                                   EXHIBIT 10.2a

                    AMENDMENT TO PHARMACY SERVICES AGREEMENT

This Amendment (the "Amendment") to the Pharmacy Services Agreement dated May 1, 2000 as amended February 1, 2001, August 1, 2001, January 1, 2002, February 1, 2002, April 1, 2002 and March 1, 2003, (collectively, the "Agreement") between Aetna Inc. (formerly Aetna U.S. Healthcare Inc.), on behalf of itself and its affiliates, and Chronimed, Inc. (collectively, "Pharmacy") is entered into May 1, 2003 ("Effective Date") by and between Aetna Health Management, LLC, on behalf of itself and its affiliates, ("Company") and Pharmacy. Company and Pharmacy may be referred to individually as a "Party" and collectively as the "Parties".

WHEREAS, Aetna U.S. Healthcare Inc. and Pharmacy entered into the Agreement to permit Pharmacy to provide certain health care services to individuals enrolled in or covered by health benefit plans, products or programs issued, serviced, or administered by Aetna U.S. Healthcare Inc. or its affiliates; and

WHEREAS, on or about December 13, 2000, Aetna U.S. Healthcare Inc., a Pennsylvania corporation, was renamed Aetna Inc.; and

WHEREAS, on or about May 1, 2003, Aetna Inc. assigned all rights and obligations under the Agreement to Aetna Health Management, LLC; and

WHEREAS, it is the desire of the Parties to amend the Agreement as set forth below.

NOW, THEREFORE, Company and Pharmacy in consideration of the mutual promises and obligations set forth herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Section 1.6 of the Agreement is hereby amended to add the following at the end of the paragraph: "The imposition or payment of a Performance Assessment shall be without prejudice to any contractual or other remedies, whether at law or in equity, to which Company may be entitled for Pharmacy's non-performance or inadequate performance of its obligations under this Agreement. In any event, nothing herein shall be deemed to relieve Pharmacy of any liability pursuant to Section 9.1 of this Agreement."

2. The Specialty Pharmacy Network Performance Assessments attached to the Specialty Pharmacy Mail Service Participation Criteria are deleted in their entirety and replace with the Specialty Pharmacy Network Performance Assessments included as Attachment A hereto and made a part hereof.

3.       The following is hereby added as a new Section 1.7 to the Agreement:

                  1.7 Therapy Performance Guarantees. Pharmacy agrees to comply with the therapy performance guarantees that are listed in the PARTICIPATION CRITERIA SCHEDULE. Failure of Pharmacy to comply with such therapy performance guarantees shall result in the penalties or sanctions as described in such schedule. Pharmacy shall allow Company to audit Pharmacy's compliance with such therapy performance guarantees upon reasonable notice. Pharmacy shall allow Company to access original prescriptions and other records in order to audit compliance. The imposition of any penalty or sanction for failure to comply with any therapy performance guarantee shall be without prejudice to any contractual or other remedies, whether at law or in equity, to which Company may be entitled for Pharmacy's non-performance or inadequate performance of its obligations under this Agreement. In any event, nothing herein shall be deemed to relieve Pharmacy of any liability pursuant to
                  Section 9.1 of this Agreement.

4. The Specialty Pharmacy Mail Service Participation Criteria attached to the Agreement are hereby revised to add the Specialty Pharmacy Network Therapy Performance Guarantees included as Attachment B hereto and made a part hereof.

5. Term and Renewal Date. This Amendment shall become effective as of the Effective Date and shall remain in effect until December 31, 2004. Thereafter, the Agreement as amended herein shall automatically renew on January 1 of each calendar year for successive terms of one (1) year each unless terminated by either Party in accordance with Article 7.0 of the Agreement.

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6.       Conflict. All other terms of the Agreement not amended herein remain in full force and effect. If there is any conflict between this Amendment and the Agreement, the terms of this Amendment shall govern.

IN WITNESS HEREOF, the parties hereto have executed this Amendment as of the effective date above.

CHRONIMED, INC.

BY: ____________________________________
             Please Print Name

SIGNATURE: _____________________________

DATE: __________________________________

AETNA HEALTH MANAGEMENT, LLC

BY: ____________________________________
             Please Print Name

SIGNATURE: _____________________________

DATE: __________________________________

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